EXHIBIT 10.9


THE PAYMENT OF THIS NOTE AND THE RIGHTS OF THE HOLDER OF THIS NOTE ARE SUBORDINATED TO THE PAYMENT OF SUPERIOR INDEBTEDNESS AND THE RIGHTS OF THE HOLDERS OF SUPERIOR INDEBTEDNESS UPON THE TERMS OF SUBORDINATION SET FORTH HEREIN.


                        LUND INTERNATIONAL HOLDINGS, INC.
                           DEFLECTA-SHIELD CORPORATION
                          LUND INDUSTRIES, INCORPORATED
                              BELMOR AUTOTRON CORP.
                                    DFM CORP.
                             AUTO VENTSHADE COMPANY

              12.5% Senior Subordinated Note due December 31, 2006


No. R-
$_________________________, _____


     LUND INTERNATIONAL HOLDINGS, INC., a Delaware corporation, DEFLECTA-SHIELD CORPORATION, a Delaware corporation, LUND INDUSTRIES, INCORPORATED, a Minnesota corporation, BELMOR AUTOTRON CORP., a Delaware corporation, DFM CORP., an Iowa corporation, and AUTO VENTSHADE COMPANY, a Delaware corporation (each, a "Company"; collectively, the "Companies"), for value received, hereby jointly and severally promise to pay to ____________________, or registered assigns, the principal amount of __________________ DOLLARS ($________) on December 31, 2006,
with interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid balance of such principal amount at the rate of 12.5% per annum, from the date hereof, payable semi-annually on the last day of each February and August after the date hereof, commencing on [February 28, 1999/the first such date next succeeding the date hereof], and at maturity, until the principal hereof shall have become due and payable (whether at maturity or at a date fixed for prepayment or by declaration or otherwise), and with interest on any overdue principal (including any overdue prepayment of principal) and (to the extent permitted by applicable law) premium, if any, and (to the extent permitted by applicable law) on any overdue installment of interest, at the rate of 14.5% per annum until paid, payable semi-annually as aforesaid or, at the option of the holder hereof, on demand and, upon acceleration of this Note, together with the Applicable Premium specified in the Securities Purchase

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Agreements hereinafter referred to, as liquidated damages and not as a penalty;
provided that in no event shall the amount payable by the Companies as interest on this Note exceed the highest lawful rate permissible under any law applicable hereto. Payments of principal, premium, if any, and interest hereon shall be made in lawful money of the United States of America by the method and at the address for such purpose specified in the Securities Purchase Agreements hereinafter referred to, and such payments shall be overdue for purposes hereof if not made on the originally scheduled date of payment therefor, without giving effect to any applicable grace period and notwithstanding that such payment may be prohibited under the terms of subordination applicable hereto.

         This Note is one of the Companies' 12.5% Senior Subordinated Notes due December 31, 2006, limited to $25,000,000 aggregate principal amount, issued pursuant to those certain Securities Purchase Agreements dated December 23, 1998 (such agreements, as amended, modified and supplemented from time to time, the "Securities Purchase Agreements") among the Companies and the institutional investors named therein, and the holder hereof is entitled to the benefits of the Securities Purchase Agreements and the other Operative Documents referred to in the Securities Purchase Agreements, including, without limitation, the Note Guarantees, and may enforce the agreements contained therein and exercise the remedies provided for thereby or otherwise available in respect thereof, all in accordance with the terms thereof.

         This Note is subject to prepayment only as specified in the Securities Purchase Agreements.

         Capitalized terms used herein without definition have the meanings ascribed to them in the Securities Purchase Agreements.

1. Subordination of Subordinated Indebtedness. The payment of the Subordinated Indebtedness and the rights of the holders thereof are subordinated to the payment of the Superior Indebtedness and the rights of the holders thereof to the extent specified in this section 1.

         1.1. Certain Definitions. As used in this section 1, the following terms have the following respective meanings:

                  "Bankruptcy Code" shall mean 11 U.S.C. ss. 101 et seq., as from time to time hereafter amended, and any successor or similar statute.

                  "Blockage Period" shall have the meaning specified in section 1.4.

                  "Cash Equivalents" shall mean:

                           (a) readily marketable obligations (having a maturity
                  not in

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                  excess of 12 months from the date of acquisition thereof) of, or fully and unconditionally guaranteed (as to both principal and interest) by, the United States of America or an agency thereof; and

                           (b) negotiable certificates of deposit evidencing
                  direct obligations of any federally insured commercial bank or trust company organized and operating in the United States of America having capital and surplus and undivided profits of at least $100,000,000 and having the highest or second highest rating available from Moody's Investors Service, Inc. or Standard & Poor's Corporation.

                  "Companies" shall mean Lund International Holdings, Inc., a Delaware corporation, Deflecta-Shield Corporation, a Delaware corporation, Lund Industries, Incorporated, a Minnesota corporation, Belmor Autotron Corp., a Delaware corporation, DFM Corp., an Iowa corporation, and Auto Ventshade Company, a Delaware corporation, each of which is a "Company".

                  "Covenant Default" shall have the meaning specified in section 1.4.

                  "Liquidation Payment" shall have the meaning specified in
         section 1.3.

                  "Payment Default" shall have the meaning specified in section 1.4.

                  "Permissible Securities" shall mean (a) any debt securities the payment of which is subordinated, at least to the extent provided in this section 1 with respect to the Subordinated Indebtedness, to the payment of all Superior Indebtedness at the time outstanding and all securities issued in exchange therefor and (b) any shares of common stock of any Company.

                  "Person" shall mean an individual, a corporation, a limited liability company, an association, a joint-stock company, a business trust or other similar organization, a partnership, a joint venture, a trust, an unincorporated organization or a government or any agency, instrumentality or political subdivision thereof.

                  "Securities Purchase Agreements" shall mean those certain Securities Purchase Agreements dated December 23, 1998 by and between the Companies and each of the institutional investors named therein, pursuant to which the Subordinated Notes are issued, as amended, modified and supplemented from time to time.

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                  "Senior Lenders" shall mean the lenders from time to time
         under the Senior Loan Agreement.

                  "Senior Lender Agent" shall mean Heller Financial, Inc. as agent for the Senior Lenders.

                  "Senior Loan Agreement" shall mean the Credit Agreement dated as of February 27, 1998, as amended by Amendment Nos. 1 and 2 thereto, dated April 1, 1998 and December 23, 1998, respectively, among the Companies, certain of the Subsidiaries of Lund International Holdings, Inc., the Senior Lenders and the Senior Lender Agent, as further amended, modified and supplemented from time to time.

                  "Subordinated Indebtedness" shall mean the principal amount of the Indebtedness evidenced by the Subordinated Notes, together with any interest (including any interest accruing after the commencement of any action or proceeding under any bankruptcy, insolvency or other similar law, and any interest that would have accrued but for the commencement of any such proceeding, whether or not any such interest is allowed as an enforceable claim in such proceeding), and premium and any other amount (including any fee or expense) due thereon or payable, if any, with respect thereto, including any such amounts payable by any guarantor thereof.

                  "Subordinated Lenders" shall mean the holder or holders of the Subordinated Notes.

                  "Subordinated Notes" shall mean the Companies' 12.5% Senior Subordinated Notes due December 31, 2006, together with any notes issued in exchange therefor or replacement thereof, of which this Note is one.

                  "Subordination Notice" shall have the meaning specified in section 1.4.

                  "Superior Indebtedness" shall mean the principal amount of any indebtedness of the Companies now outstanding or hereafter amended, created, incurred, assumed or guaranteed (or any refinancing thereof), together with any interest (including any interest accruing after the commencement of any action or proceeding under any bankruptcy, insolvency or other similar law, and any interest that would have accrued but for the commencement of any such proceeding, whether or not any such interest is allowed as an enforceable claim in such proceeding) and premium or other amount (including any fee or expense) due thereon or payable with respect thereto, including any such amounts payable by any guarantor thereof, provided that (a) Superior Indebtedness must arise under the Senior Loan Agreement (or under any agreement executed in connection with any extension, refinancing, refunding or renewal thereof effected in compliance with the Securities Purchase Agreements), (b) the aggregate outstanding principal amount of Superior Indebtedness, including, without limitation, all amounts due (contingently or otherwise) in respect of reimbursement obligations under letters of credit, interest rate protection agreements or similar instruments (and all related reimbursement agreements), must not exceed at any time $108,000,000 or, following the Smittybilt Closing Date, $118,000,000, in each case minus the sum (without duplication of amounts) of (i) the aggregate amount of all scheduled principal payments made thereon from time to time (other than any principal payment made under the revolving credit facility established under the Senior Loan Agreement which may be reborrowed under such facility) and
         (ii) the aggregate amount of any reductions in the principal amount of the commitments under the credit facilities established pursuant to the Senior Loan Agreement and (c) Superior Indebtedness shall not include any amount in respect of (i) any indebtedness given to or taken by the seller of assets or stock for all or a portion of the purchase price thereof, (ii) any indebtedness which is expressly made equal or subordinate in right of payment to the Subordinated Notes or (iii) any indebtedness for goods, materials or services purchased in the ordinary course of business.

         1.2. Subordinated Indebtedness Subordinated to Superior Indebtedness; No Amendments.

                  (a) Each Company, for itself and its successors and assigns, covenants and agrees, and each holder of any Subordinated Indebtedness, by its acceptance thereof, shall be deemed to have agreed, notwithstanding anything to the contrary in any of the Subordinated Notes or any other agreement, document or instrument related thereto, that the payment of the Subordinated Indebtedness shall be subordinated to the extent and in the manner set forth in this section 1, to the prior payment in full in cash or Cash Equivalents of all Superior Indebtedness, and that each holder of Superior Indebtedness, whether now outstanding or hereafter created, incurred, assumed or guaranteed, shall be deemed to have acquired Superior Indebtedness in reliance upon the provisions contained in this section 1. No present or future holder of Superior Indebtedness shall be prejudiced in the right to enforce the subordination of the Subordinated Indebtedness effected pursuant to this section 1 by any act or failure to act on the part of any Company.

                  (b) Without the written consent of the holder or holders of at least 66-2/3% in aggregate principal amount of the Superior Indebtedness at the time outstanding, neither this section 1 nor any of the terms of the Subordinated Indebtedness shall be amended if the effect thereof is to

         (i) increase the interest rate on such Subordinated Indebtedness, (ii) change the dates upon which payments of principal or interest are due on such Subordinated Indebtedness, (iii) change any event of default or add or make more restrictive any covenant with respect to such Subordinated Indebtedness, (iv) change the prepayment provisions of such Subordinated Indebtedness or (v) change or amend any other term if such change or amendment would materially increase the obligations of the Companies or confer additional material rights on the holder of the Subordinated Indebtedness in a manner adverse to the holders of the Superior Indebtedness.

                  (c) Unless and until the Superior Indebtedness has been paid in full in cash or Cash Equivalents, the Companies shall not grant to the holders of the Subordinated Indebtedness any lien or security interest in or on any of the assets of any Company to secure the Subordinated Indebtedness without the written consent of the holder or holders of not less than 100% in aggregate principal amount of the Superior Indebtedness at the time outstanding.

         1.3. Dissolution, Liquidation, Reorganization, etc. Upon any payment or distribution of the assets of any Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution, winding-up, total or partial liquidation, reorganization, composition, arrangement, adjustment or readjustment of any Company or its securities, whether voluntary or involuntary, or in bankruptcy, insolvency, reorganization, liquidation or receivership proceedings, or upon a general assignment for the benefit of creditors, or any other marshalling of the assets and liabilities of any Company, or otherwise (hereinafter a "Liquidation Payment"), then and in any such event:

                  (a) the holders of the Superior Indebtedness shall be entitled to receive payment in full in cash or Cash Equivalents (or to have such payment duly provided for in cash or Cash Equivalents in a manner reasonably satisfactory to the holders of Superior Indebtedness) of all amounts due or to become due on or in respect of all Superior Indebtedness, before any Liquidation Payment, whether in cash, property or securities (other than Permissible Securities), is made on account of or applied to any of the Subordinated Indebtedness;

                  (b) the Subordinated Indebtedness shall forthwith become due and payable, and any Liquidation Payment, whether in cash, property or securities (other than Permissible Securities), to which any holder of the Subordinated Indebtedness would be entitled except for the provisions of this section 1, shall be paid or delivered by any debtor, custodian, liquidating trustee, agent or other Person making such Liquidation Payment, directly to the holders of the Superior Indebtedness, or their representative or representatives, ratably according to the aggregate amounts remaining unpaid on account of the Superior Indebtedness, for application to the payment thereof, to the extent necessary to pay the Superior Indebtedness in full in cash or Cash Equivalents after giving effect to any concurrent payment or distribution, or provision therefor, to the holders of such Superior Indebtedness;

                  (c) each holder of the Subordinated Indebtedness at the time outstanding hereby irrevocably authorizes and empowers the holders of the Superior Indebtedness or such holders' representative to collect and receive such holder's ratable share of any Liquidation Payment and to receipt therefor, and, if any holder of Subordinated Indebtedness fails to file a claim therefor at least ten (10) calendar days prior to the date established by rule of law or order of court for such filing, to file and prove (but not to vote) such claim therefor, provided that the holders of Superior Indebtedness shall concurrently send written notice thereof to each holder of Subordinated Indebtedness together with a copy of the proof of claim so filed; and

                  (d) each holder of the Subordinated Indebtedness shall execute and deliver to the holders of the Superior Indebtedness or their representative or representatives all such further instruments confirming the above authorization and all such powers of attorney, proofs of claim, assignments of claim and other instruments, and shall take all such other action, as may be reasonably requested by the holders of the Superior Indebtedness or such representative or representatives, to enforce such claims and to carry out the purposes of this section 1.

         Upon any payment or distribution of assets referred to in this section 1, the holders of the Subordinated Indebtedness shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such bankruptcy, insolvency, reorganization, liquidation, receivership or other proceeding is pending, or a certificate of the debtor, custodian, liquidating trustee, agent or other Person making any such payment or distribution to such holders, for the purpose of ascertaining the Persons entitled to participate therein, the holders of the Superior Indebtedness, the then outstanding principal amount of the Superior Indebtedness and any and all amounts payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this section 1.

         1.4. No Payments With Respect to Subordinated Indebtedness in Certain Circumstances.

                  (a) The Companies will not, directly or indirectly, make or agree to make, and neither the holder nor any assignee or successor holder of any Subordinated Indebtedness will accept or receive any payment or distribution (in cash, property or securities (other than Permissible Securities) by set-off or otherwise), direct or indirect, of or on account of the Subordinated Indebtedness if, at the time of such payment or distribution or immediately after giving effect thereto:

                           (i) a default in the payment when due of all or any
                  portion of the principal of or premium, if any, or interest on, or any loan fee or indemnification payment due in respect of any Superior Indebtedness shall have occurred (a "Payment Default"); or

                           (ii) all of the following four conditions shall
                  exist:

                                    (A) a condition or event (other than a
                           Payment Default) shall have occurred or would occur as a result of such payment or distribution with respect to any Superior Indebtedness which permits the holder or holders thereof to accelerate immediately the maturity thereof (a "Covenant Default"); and

                                    (B) the Companies and the holder or holders
                           of Subordinated Indebtedness shall have received written notice (each a "Subordination Notice") of such Covenant Default from the requisite holder or holders of the Superior Indebtedness, or their representative or representatives (which notice shall state that it is a "Subordination Notice" and shall make reference to the provisions of this section 1.4(a)(ii)); and

                                    (C) such Covenant Default shall not have
                           been cured by the Companies or waived in writing by the requisite holder or holders of the Superior Indebtedness with respect to which such Covenant Default shall have occurred; and

                                    (D) less than 180 days, shall have elapsed
                           after the date of receipt by the Companies and the holders of the Subordinated Indebtedness of such Subordination Notice (any period during which the restrictions imposed by this section 1.4(a)(ii) are in effect being hereinafter referred to as a "Blockage Period");

                           provided, however, that, for the purpose of this
                           section 1.4(a)(ii), (1) Blockage Periods shall not be in effect for more than an aggregate of 180 days during any period of 360 consecutive days and (2) no facts or circumstances known to the holders of Superior Indebtedness giving any Subordination Notice on the date any Subordination Notice is given may, unless the same shall have ceased to exist for a period of at least 30 consecutive days, be used or shall be effective as a basis for any subsequent Subordination Notice.

                  (b) The restrictions imposed by section 1.4(a) shall cease to apply and the Companies may resume payments in respect of the Subordinated Indebtedness (including any payments which shall not have been made on account of the provisions of this section 1, but excluding any payments which may have become due upon any acceleration of the maturity of the Subordinated Indebtedness) or any judgment with respect thereto upon the earliest to occur of (i) the cure of the Payment Default or Covenant Default by the Companies, (ii) the written waiver thereof by the requisite holder or holders of the Superior Indebtedness with respect to which such Payment Default or Covenant Default shall have occurred or (iii) in the case of a Covenant Default, (A) the expiration of the applicable Blockage Period or (B) the termination of such Blockage Period by such requisite holder or holders of such Superior Indebtedness.

                  (c) In the event of the failure of the Companies to pay the principal of and interest and premium, if any, on and any loan fee or indemnification payment due in respect of any Superior Indebtedness upon the maturity thereof or upon any an acceleration of the maturity of the principal of any Superior Indebtedness in accordance with the terms thereof (which acceleration has not been rescinded or annulled), such Superior Indebtedness shall first be paid in full in cash or Cash Equivalents (or provision for such payment in cash or Cash Equivalents shall be made in a manner reasonably satisfactory to the holder or holders of such Superior Indebtedness) before any payment or distribution (in cash, properties or securities (other than Permissible Securities), by set-off or otherwise) is made on account of or applied to the Subordinated Indebtedness.

         1.5. Payments and Distributions Received. If any payment or distribution of any kind or character, whether in cash, property or securities (other than Permissible Securities), shall be received by any holder of any of the Subordinated Indebtedness in contravention of this section 1, such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered and transferred to, the holders of the Superior Indebtedness, or their representative or representatives, ratably according to the aggregate amount remaining unpaid on account of such Superior Indebtedness, for application to the payment of the Superior Indebtedness, to the extent necessary to pay all such Superior Indebtedness in full in cash or Cash Equivalents, after giving effect to any concurrent payment or distribution, or provision therefor, to the holders of such Superior Indebtedness. In the event of the failure of any holder of any of the Subordinated Indebtedness to endorse or assign any such payment or distribution, the holders of the Superior Indebtedness (or such holders' representative) are (is) hereby irrevocably authorized to endorse or assign the same.

         1.6. Subrogation. Subject to the payment in full of all Superior Indebtedness in cash or Cash Equivalents, in case cash, property or securities otherwise payable or deliverable to the holders of the Subordinated Indebtedness shall have been applied pursuant to this section 1 to the payment of Superior Indebtedness, then and in each such case, the holders of the Subordinated Indebtedness shall be subrogated to the rights of each holder of Superior Indebtedness to receive any further payment or distribution in respect of or applicable to the Superior Indebtedness; and, for the purposes of such subrogation, no payment or distribution to the holders of Superior Indebtedness of any cash, property or securities to which any holder of Subordinated Indebtedness would be entitled except for the provisions of this section 1 shall, and no payment over pursuant to the provisions of this section 1 to the holders of Superior Indebtedness by the holders of the Subordinated Indebtedness shall as between any Company, its creditors other than the holders of Superior Indebtedness and the holders of Subordinated Indebtedness, be deemed to be a payment by any Company to or on account of Superior Indebtedness.

         1.7. Certain Notices. In the event that (a) any Superior Indebtedness or Subordinated Indebtedness shall be transferred and/or shall become due and payable before the expressed maturity thereof as the result of the occurrence of a default or any event of default or (b) any term or provision of any agreement, document or instrument related to the Superior Indebtedness or Subordinated Indebtedness shall be amended, modified or supplemented, or compliance therewith waived, the Companies will give immediate written notice in writing of such event to each holder of Subordinated Indebtedness and Superior Indebtedness (together with copies of all related agreements, documents and instruments). Each notice of any transfer of any Superior Indebtedness or Subordinated Indebtedness shall include the name and address of the applicable transferee for purposes of this section 1. The holder or holders of Superior Indebtedness shall be obligated to give a Subordination Notice (as defined in section 1.4) to a holder of Subordinated Indebtedness other than the initial holders thereof only if the holder or holders of Superior Indebtedness shall have been furnished written notice of such other holder's address for purposes of this section 1. No holder of Subordinated Indebtedness shall be obligated to give any notice under section 1.11 to any holder of Superior Indebtedness unless such holder of Subordinated Indebtedness shall have been furnished written notice of the address of such holder of Superior Indebtedness for purposes of this section 1.

         Each holder of any Subordinated Indebtedness will furnish to the holders of Superior Indebtedness (or their agent or representative) copies of any notice furnished by such holder to the Companies of the occurrence of an event of default thereunder and of the acceleration of any Subordinated Indebtedness, provided that the failure to furnish such copies of any such notice to the holder or holders of the Superior Indebtedness shall not have any effect upon any of the rights and obligations of the parties hereto or any of the rights of any holder of Subordinated Indebtedness on account of any event of default or otherwise.

         1.8. Subordination Not Affected, etc. The terms of this section 1, the subordination effected hereby and the rights created hereby of the holders of the Superior Indebtedness shall not be affected by (a) any amendment or modification of or supplement to any Superior Indebtedness (or any renewal, extension, refinancing or refunding thereof) or any agreement, document or instrument relating thereto to the extent permitted by the Securities Purchase Agreements, (b) any exercise or non-exercise of any right, power or remedy under or in respect of any Superior Indebtedness (or any security or collateral therefor) or pursuant to any agreement, document or instrument relating thereto or (c) any waiver, consent, release, indulgence, delay or other action, inaction or omission, in respect of any Superior Indebtedness (or any security or collateral therefor) or pursuant to any agreement, document or instrument relating thereto, whether or not any holder of any Subordinated Indebtedness shall have had notice or knowledge of any of the foregoing.

         1.9. Obligations Unimpaired. The provisions of this section 1 are solely for the purpose of defining the relative rights of the holders of Superior Indebtedness on the one hand and the holders of Subordinated Indebtedness on the other hand, and (a) subject to the rights, if any, under this section 1 of the holders of Superior Indebtedness, nothing in this section 1 shall (i) impair as between the Companies and any holder of any Subordinated Indebtedness, the obligation of the Companies, which is unconditional and absolute, to pay to the holder thereof all amounts due thereon in accordance with the terms thereof or (ii) except as otherwise provided in section 1.11, prevent the holder of any Subordinated Indebtedness from exercising all remedies available to such holder, whether arising under any agreement, document or instrument related thereto, applicable law or otherwise, and (b) no Person is entitled to any third party beneficiary rights or other similar rights on account of or under this section 1 other than the holders of the Superior Indebtedness. The failure to make any payment due in respect of any of the Subordinated Indebtedness or to comply with any of the terms and conditions of any of the agreements, documents and instruments related to any of the Subordinated Indebtedness by reason of any provision of this section 1 shall not be construed as preventing the occurrence of any default or event of default with respect to the Subordinated Indebtedness.

         1.10. Holders of Subordinated Indebtedness Entitled to Assume Payments Not Prohibited in Absence of Notice. No holder of Subordinated Indebtedness shall at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment to it, unless and until such holder shall have received written notice thereof from the Companies or from any holder of Superior Indebtedness or any agent or representative thereof. Prior to the receipt of any such notice, each holder of Subordinated Indebtedness shall be entitled to assume conclusively that no such facts exist, without, however, limiting any right of any holder of Superior Indebtedness under this section 1 to recover from any holder of the Subordinated Indebtedness any payment made in contravention of this section 1. Each payment on the Subordinated Indebtedness by the Companies shall be deemed to constitute a representation of the Companies that such payment is permitted to be paid by the Companies under this section 1.

         Each holder of Subordinated Indebtedness shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Superior Indebtedness or to be the agent or representative of any holder of Superior Indebtedness to establish that such notice has been given by any such Person. In the event that such holder of Subordinated Indebtedness determines in good faith that further evidence is required with respect to the right of any such Person to participate in any payment or distribution pursuant to this section 1, such holder of Subordinated Indebtedness may request such Person to furnish evidence to the reasonable satisfaction of such holder of Subordinated Indebtedness as to any fact pertinent to the rights of such Person under this section 1, and if such evidence is not furnished, such holder of Subordinated Indebtedness may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

         1.11. Limitation on Right of Action. Notwithstanding anything to the contrary contained in any of the Subordinated Notes or any other agreement, document or instrument related thereto, each of the holders of the Subordinated Indebtedness agrees that, if any Superior Indebtedness is outstanding, such holder of the Subordinated Indebtedness will not accelerate any of the Subordinated Indebtedness or take any other enforcement action with respect to the Subordinated Indebtedness, unless:

                  (a) the holder or holders of any Superior Indebtedness shall have accelerated the Superior Indebtedness or shall have foreclosed upon any collateral securing the same;

                  (b) a proceeding under the Bankruptcy Code or any similar state statute or law (including any law providing for the appointment of a receiver or other similar official) shall have been commenced by or against any Company by Persons other than the holders of the Subordinated Indebtedness; or

                  (c) both (i) an Event of Default under (and as defined in) the Securities Purchase Agreements shall have occurred and shall have continued uncured and unwaived for a period of 180 days and (ii) not less than 60 days prior to accelerating any of the Subordinated Indebtedness or taking any other enforcement action with respect to the Subordinated Indebtedness, such holder of Subordinated Indebtedness shall have given each holder of Superior Indebtedness written notice of the same (which notice may be given prior to the expiration of such 180-day period), which notice shall specify in reasonable detail the default on the basis of which such holder of the Subordinated Indebtedness shall take any enforcement action and the enforcement action that such holder of Subordinated Indebtedness then intends to take.

         1.12. Legends, etc. The Companies covenant to cause each Subordinated Note (or other instrument evidencing any of the Subordinated Indebtedness) now or hereafter issued to contain a provision or legend in substantially the following form:

                  THE PAYMENT OF THIS NOTE AND THE RIGHTS OF THE HOLDER OF THIS NOTE ARE SUBORDINATED TO THE PAYMENT OF SUPERIOR INDEBTEDNESS AND THE RIGHTS OF THE HOLDERS OF SUPERIOR INDEBTEDNESS UPON THE TERMS OF SUBORDINATION SET FORTH HEREIN.

2. General.

         2.1. Registered Notes, etc. This Note is in registered form and is transferable only by surrender hereof at the principal executive office of the Holding Company as provided in the Securities Purchase Agreements. The Companies may treat the person in whose name this Note is registered on the Note register maintained at such office pursuant to the Securities Purchase Agreements as the owner hereof for all purposes, and the Companies shall not be affected by any notice to the contrary.

         2.2. Events of Default, etc. In case an Event of Default, as defined in the Securities Purchase Agreements, shall occur and be continuing, the unpaid balance of the principal of this Note may be declared and become due and payable in the manner and with the effect provided in the Securities Purchase Agreements.

         2.3. Certain Waivers, etc. The parties hereto, including the makers and all guarantors and endorsers of this Note, hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance or enforcement of this Note.

         2.4. Governing Law. This Note shall be construed in accordance with and governed by the domestic substantive laws of the State of New York without giving effect to any choice of law or conflicts of law provision or rule that would cause the application of domestic substantive laws of any other jurisdiction.


            [The remainder of this page is intentionally left blank.]

         IN WITNESS WHEREOF, the Companies have executed this Note as an instrument under seal as of the date first above written.

                                          LUND INTERNATIONAL HOLDINGS, INC.


                                          By
                                          (Title)

                                          DEFLECTA-SHIELD CORPORATION


                                          By
                                          (Title)

                                          LUND INDUSTRIES, INCORPORATED


                                          By
                                          (Title)

                                          BELMOR AUTOTRON CORP.


                                          By
                                          (Title)

                                          DFM CORP.


                                          By
                                          (Title)

                                          AUTO VENTSHADE COMPANY


                                          By
                                          (Title)

                               FORM OF ASSIGNMENT

                    [To be signed only upon transfer of Note]

            For value received, the undersigned hereby sells, assigns and transfers unto the within Note, and appoints Attorney to transfer such Note on the books of LUND INTERNATIONAL HOLDINGS, INC., DEFLECTA-SHIELD CORPORATION, LUND INDUSTRIES, INCORPORATED, BELMOR AUTOTRON CORP., DFM CORP. and AUTO VENTSHADE COMPANY with full power of substitution in the premises.

Date: _____________, _____.



                                    ____________________________________________

                                    (Signature must conform in all respects to name of Holder as specified on the face of the Note)


Signed in the presence of



_______________________________